Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
(16)	Commitments and Contingencies

(i) The Group has several non-cancelable operating leases, primarily for office premises.

Future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum operating lease payments as of December 31, 2018 are:

Minimum Lease Payment
RMB
Year ending December 31:
2019	71,812
2020	57,253
2021	34,499
2022	19,048
2023	10,571
Thereafter	7,306
Total	200,489

(ii) Rental expenses incurred under operating leases for the years ended December 31, 2016, 2017 and 2018 amounted to RMB40,394, RMB50,837 and RMB62,840, respectively.

(iii) These administrative proceedings have resulted in administrative sanctions, including fines in the range from RMB8 to RMB150 in 2018, which have not been material to the Group. Fines incurred under General and administrative expenses for the years ended December 31, 2017 and 2018 amounted to RMB77 and RMB652, respectively.

(iv) On September 7, 2018, Miao Long, individually and on behalf of an alleged class of similarly situated holders of the Group’s ADSs, filed a class action lawsuit in the United States District Court for the Southern District of New York against the Group and two of their executive officers. The complaint alleges that the Group made false and misleading statements regarding the Group’s business, operational and compliance policies. The complaint principally alleges that they engaged in improper business practices including irregular accounting, which were intended to benefit the Group’s insiders and overstated their financial assets and performance metrics. The complaint asserts claims under Section 10(b) of the Security Exchange Act of 1934, or the Exchange Act, and Rule 10b-5 thereunder and under Section 20(a) of the Exchange Act.

In an order dated December 13, 2018, the Court appointed Miao Long as lead plaintiff and approved the selection of Pomerantz LLP as lead counsel.

On January 2, 2019, the United States District Court for the Southern District of New York ordered a briefing schedule, providing that after the court’s entry of an order appointing a lead plaintiff under the Private Securities Litigation Reform Act, the lead plaintiff must either file a consolidated complaint or give notice of its intent not to do so (and therefore proceed on its initial complaint) by February 20, 2019. The Group’s response to the operative complaint was due by April 1, 2019; the lead plaintiff’s opposition is due by May 1, 2019; and the Group’s reply is due by May 15, 2019.

On February 20, 2019, the lead plaintiff filed an amended complaint. The Group, which is the only defendant that has been served so far, filed a motion to dismiss the amended compliant on April 1, 2019.

The outcome of the above class action cannot be reliably estimated with reasonable certainty at this stage and no provision has thus been made as of December 31, 2018.